Commitments	12 Months Ended
Dec. 31, 2012
Commitments

(4) Commitments

The Company has commitments for future payments related to office facilities leases and other contractual obligations. The Company leases its office facilities under operating lease agreements expiring through 2018. Certain of these lease agreements have free or escalating rent payment provisions or fund certain leasehold improvements which the Company accounts for as a lease incentive. The Company recognizes rent expense under such agreements on a straight-line basis over the lease term with any lease incentive amortized as a reduction of rent expense over the lease term. The Company also has other contractual obligations expiring over varying time periods through 2016. Other contractual obligations primarily relate to minimum contractual payments due to distribution partners and other outside service providers.

Future minimum payments are approximately as follows (in thousands):

	Facilities operating leases	Other contractual obligations	Total
2013	$2,235	$2,836	$5,071
2014	2,288	1,582	3,870
2015	2,225	639	2,864
2016	2,266	447	2,713
2017	2,333	—	2,333
2018 and after	577	—	577

Total minimum payments	$11,924	$5,504	$17,428

In December 2010, the Company entered into an amendment to the lease agreement from June 2009 for additional office space in Seattle, Washington, which commenced in December 2010 and expires in March 2018. During 2010 and 2011, the lessor paid approximately $779,000 and $204,000, respectively, towards certain leasehold improvements which the Company accounted for as a lease incentive and is amortizing as a reduction of rent expense over the lease term.

In May 2010, the Company entered into a lease agreement for office facilities in New York, New York which commenced in the second quarter of 2010 and expires in March 2018.

Rent expense incurred by the Company was approximately $1.7 million, $2.1 million and $2.0 million for the years ended December 31, 2010, 2011 and 2012, respectively.